SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 1, 2004

Commission File Number	Exact Name of Registrant as specified in its charter	State or other Jurisdiction of Incorporation	IRS Employer Identification Number

1-12609 1-2348	PG&E Corporation Pacific Gas and Electric Company	California California	94-3234914 94-0742640

Pacific Gas and Electric Company 77 Beale Street, P. 0. Box 770000 San Francisco, California 94177	PG&E Corporation One Market, Spear Tower, Suite 2400 San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

Pacific Gas and Electric Company (415)973-7000	PG&E Corporation (415)267-7000

(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
Exhibit 23
Exhibit 31.1
Exhibit 31.2
Exhibit 32.1
Exhibit 32.2
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

Item 5. Other Events

A. Electric Rate Reduction

     On February 26, 2004, the California Public Utilities Commission (CPUC) approved a rate design settlement agreement entered into by Pacific Gas and Electric Company (Utility), with a number of consumer groups and government agencies, including The Utility Reform Network (TURN) and the CPUC’s Office of Ratepayer Advocates (ORA), along with a related rate change filing, to implement an overall electricity rate reduction of approximately $799 million. Although actual rates will not be reflected in customers’ bills until March 1, 2004 or shortly thereafter, the rate reduction is retroactive to January 2004. Therefore, the CPUC ordered the Utility to refund to certain customers by May 1, 2004 the amount of the over-collections in January and February 2004 based on the rate reduction being retroactive to January 1, 2004.

     With certain changes, the new rates approved by the CPUC are based on the Utility’s forecast revenue requirements including the revenue requirements contemplated in the Utility’s proposed settlement of various issues in its 2003 general rate case. These rates and the forecast revenue requirements are subject to adjustment to reflect, among other potential adjustments:

•	The CPUC’s final decision in the Utility’s 2003 general rate case;

•	The final determination and allocation of the California Department of Water Resources’ 2004 revenue requirements;

•	Pending energy supplier refunds, claim offsets or other credits, in accordance with the settlement agreement entered into among PG&E Corporation, the Utility and the CPUC on December 19, 2003 to jointly support the Utility’s new plan of reorganization in the Utility’s Chapter 11 proceeding; and

•	The calculation of any over-collection of surcharge revenues collected by the Utility in 2003.

     The new rates are expected to reduce the Utility’s current electricity revenues by $799 million in 2004.

     The CPUC decision approves reductions in the Utility’s revenue requirements to reflect certain energy supplier refunds and offsets from pending settlements that have not yet been finalized, but provides for regulatory balancing account treatment to ensure that the amount of the reduction is adjusted to reflect the amounts actually received by the Utility under the settlements. In addition, if the CPUC does not approve the pending settlements reached in the Utility’s 2003 general rate case, the net average reduction in electricity rates and associated reduction in electricity operating revenues will be even greater than $799 million.

B. Reclassification of Estimated Costs of Removal and Decommissioning Obligations at December 31, 2002.

     As previously disclosed in the combined Annual Report on Form 10-K of PG&E Corporation and the Utility for the year ended December 31, 2003 (Form 10-K) filed with the Securities and Exchange Commission (SEC) on February 19, 2004 (see the section of Note 1 of the Notes to the Consolidated Financial Statements entitled “Accounting for Asset Retirement Obligations”), the Utility collects in rates charged to customers as part of its depreciation charges, estimated removal costs associated with certain assets. The revenues collected for these estimated removal costs are offset with a corresponding amount of depreciation expense, which results in no net income effect. Consistent with the practice among regulated utilities, the liability resulting from this collection has historically been recorded in accumulated depreciation on the Utility’s consolidated balance sheet. (These estimated removal costs do not constitute asset retirement obligations as defined in Statement of Financial Accounting Standards No. 143 “Accounting for Asset Retirement Obligations,” or SFAS 143.)

     Also, as previously disclosed, based upon guidance provided by the SEC staff, the Utility reclassified its obligation related to these costs of asset removal as of December 31, 2003, to a regulatory liability account and disclosed the amount of the liability that was included in accumulated depreciation as of December 31, 2002. On February 23, 2004, the SEC staff provided further guidance applicable to all regulated utilities, requiring that prior year obligations also be reflected as separate liabilities instead of as part of accumulated depreciation. As a result, the Utility’s $1.6 billion asset removal liability has been reclassified from accumulated depreciation to regulatory liabilities at December 31, 2002.

     In addition, based upon this additional guidance from the SEC staff the Utility has reclassified its nuclear generation and certain fossil generation facilities’ decommissioning obligations, which were also included within accumulated depreciation, as separate noncurrent liabilities at December 31, 2002. These obligations were reclassified as asset retirement obligations upon the implementation of SFAS 143 in 2003.

     Attached hereto as Exhibit 99.1 are portions of PG&E Corporation’s and the Utility’s annual report to shareholders, filed as Exhibit 13 to the Form 10-K, that reflect the Utility’s reclassifications as of December 31, 2002 reported in the Form 10-K. There was no impact on PG&E Corporation’s or the Utility’s consolidated statements of operations, cash flows, or shareholders’ equity as a result of these changes.

     Except as described above, no other changes have been made to the portions of the annual report to shareholders included as Exhibit 13 to the Form 10-K. The attached Exhibit 99.1 does not update any other disclosures to reflect developments since the original date of filing the Form 10-K.

C. Controls and Procedures

     As stated in the Form 10-K filed with the SEC on February 19, 2004, based on an evaluation of PG&E Corporation’s and Pacific Gas and Electric Company’s disclosure controls and procedures as of December 31, 2003, PG&E Corporation’s and Pacific Gas and Electric Company’s respective principal executive officers and principal financial officers have concluded that such controls and procedures are effective to ensure that information required to be disclosed by PG&E Corporation and Pacific Gas and Electric Company in reports the companies file or submit under the Securities and Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the SEC rules and forms.

     There were no changes in internal controls over financial reporting that occurred during the quarter ended December 31, 2003, that have materially affected, or are reasonably likely to materially affect, PG&E Corporation’s or Pacific Gas and Electric Company’s controls over financial reporting.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

23	Independent Auditors’ Consent (Deloitte & Touche LLP)

31.1	Certifications of the Chief Executive Officer and the Chief Financial Officer of PG&E Corporation required by Section 302 of the Sarbanes-Oxley Act of 2002

31.2	Certifications of the Chief Executive Officer and the Chief Financial Officer of Pacific Gas and Electric Company required by Section 302 of the Sarbanes-Oxley Act of 2002

32.1	*Certifications of the Chief Executive Officer and the Chief Financial Officer of PG&E Corporation required by Section 906 of the Sarbanes-Oxley Act of 2002

32.2	*Certifications of the Chief Executive Officer and the Chief Financial Officer of Pacific Gas and Electric Company required by Section 906 of the Sarbanes-Oxley Act of 2002

99.1	This exhibit is comprised of the following portions of the revised 2003 Annual Report to Shareholders of PG&E Corporation and Pacific Gas and Electric Company: “Selected Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Independent Auditors’ Report,” “Responsibility for Consolidated Financial Statements,” financial statements of PG&E Corporation entitled “Consolidated Statements of Operations,” “Consolidated Balance Sheets,” “Consolidated Statements of Cash Flows,” and “Consolidated Statements of Common Stockholders’ Equity,” financial statements of Pacific Gas and Electric Company entitled “Consolidated Statements of Operations,” “Consolidated Balance Sheets,” “Consolidated Statements of Cash Flows,” “Consolidated Statements of Stockholders’ Equity,” “Notes to Consolidated Financial Statements,” and “Quarterly Consolidated Financial Data (Unaudited)”

99.2	Financial Statement Schedules and Independent Auditors’ Report (Deloitte & Touche LLP)

99.3**	Pacific Gas and Electric Company's Income Statement for the month ended January 31, 2004 and Balance Sheet dated January 31, 2004.

* Pursuant to Item 601(b)(32) of SEC Regulation S-K, these exhibits are furnished rather than filed with this report.
** This exhibit is furnished pursuant to Item 9 rather than filed with this report.

Item 9.	Regulation FD Disclosure

       The information included in this Current Report on Form 8-K, including portions of the Utility’s monthly operating report for the month ended January 31, 2004 filed with the U.S. Bankruptcy Court for the Northern District of California (Bankruptcy Court) and attached hereto as Exhibit 99.3, is being furnished, not filed, pursuant to Item 9 of Form 8-K.

       On March 1, 2004, the Utility filed its monthly operating report for the month ended January 31, 2004 with the Bankruptcy Court, as required by Section 704(8) of the U.S. Bankruptcy Code and Rule 2015 of the Federal Rules of Bankruptcy Procedure and prepared in accordance with U.S. Trustee Guidelines Region 17. The Utility’s monthly operating report includes an unaudited income statement for the month and an unaudited balance sheet dated as of the end of the month. These unaudited financial statements are attached to this report. Although not included in this report, the monthly operating report filed with the Bankruptcy Court also includes a statement of receipts and disbursements, as well as other information. The preliminary financial statements were prepared using certain assumptions and estimates that are subject to revision. Any adjustments for these estimates (based upon changes in facts and circumstances, further analysis, and other factors) will be reflected in the financial statements in the period during which such adjustments are made. These adjustments could have a material impact on reported results in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Christopher P. Johns

Christopher P. Johns
Senior Vice President and Controller

PACIFIC GAS AND ELECTRIC COMPANY

Dinyar B. Mistry

Dinyar B. Mistry
Vice President and Controller

Dated: March 1, 2004

Exhibit Index

Exhibit No.	Description

23	Independent Auditors’ Consent (Deloitte & Touche LLP)

31.1	Certifications of the Chief Executive Officer and the Chief Financial Officer of PG&E Corporation required by Section 302 of the Sarbanes-Oxley Act of 2002

31.2	Certifications of the Chief Executive Officer and the Chief Financial Officer of Pacific Gas and Electric Company required by Section 302 of the Sarbanes-Oxley Act of 2002

32.1	*Certifications of the Chief Executive Officer and the Chief Financial Officer of PG&E Corporation required by Section 906 of the Sarbanes-Oxley Act of 2002

32.2	*Certifications of the Chief Executive Officer and the Chief Financial Officer of Pacific Gas and Electric Company required by Section 906 of the Sarbanes-Oxley Act of 2002

99.1	This exhibit is comprised of the following portions of the revised 2003 Annual Report to Shareholders of PG&E Corporation and Pacific Gas and Electric Company: “Selected Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Independent Auditors’ Report,” “Responsibility for Consolidated Financial Statements,” financial statements of PG&E Corporation entitled “Consolidated Statements of Operations,” “Consolidated Balance Sheets,” “Consolidated Statements of Cash Flows,” and “Consolidated Statements of Common Stockholders’ Equity,” financial statements of Pacific Gas and Electric Company entitled “Consolidated Statements of Operations,” “Consolidated Balance Sheets,” “Consolidated Statements of Cash Flows,” “Consolidated Statements of Stockholders’ Equity,” “Notes to Consolidated Financial Statements,” and “Quarterly Consolidated Financial Data (Unaudited)”

99.2	Financial Statement Schedules and Independent Auditors’ Report (Deloitte & Touche LLP)

99.3**	Pacific Gas and Electric Company's Income Statement for the month ended January 31, 2004 and Balance Sheet dated January 31, 2004.

* Pursuant to Item 601(b)(32) of SEC Regulation S-K, these exhibits are furnished rather than filed with this report.
** This exhibit is furnished pursuant to Item 9 rather than filed with this report.